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                                                                   EXHIBIT 23.1




                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports dated March 8, 2000 (except for Notes 15 and 16 which are dated April 12, 2000) (and to all references to our Firm) included in or incorporated by reference in this registration statement on Form S-1, File No. 333-39956.




                                                           ARTHUR ANDERSEN LLP


New York, New York
July 3, 2000